                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                        Wachovia Investment Holdings, LLC
                          Wachovia Capital Markets LLC
                            301 South College Street
                      Charlotte, North Carolina 28288-0610

                                                                 January 4, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Holding Corporation
NovaStar Financial, Inc.
Homeview Lending, Inc.
8140 Ward Parkway, Suite 300
Kansas City, Missouri  64114

     Re:  Release of Security Interest  relating to Master Repurchase  Agreement
          (2007 Residual Securities), dated as of April 18, 2007

Ladies and Gentlemen:

     Reference is made to: (i) the Master  Repurchase  Agreement  (2007 Residual
Securities),  dated as of April 18, 2007 (as amended,  supplemented or otherwise modified, the "Repurchase  Agreement"),  among Wachovia Investment Holdings, LLC
(the "Buyer"),  Wachovia Capital Markets, LLC (the "Agent"),  NovaStar Mortgage,
Inc. ("NMI"), as a seller, NovaStar Certificates Financing LLC ("NCFLLC"),  as a
seller and NovaStar Financing  Corporation ("NFC"), as a seller (NMI, NCFLLC and
NFC each a "Seller" and  collectively,  jointly and severally,  the  "Sellers");
(ii) the  Guaranty,  dated as of April 18,  2007 (as  amended,  supplemented  or otherwise  modified),  among  NMI,  NFI  Holding  Corporation  ("NFI  Holding"),
NovaStar  Financial,  Inc.  ("NFI")  and  Homeview  Lending,  Inc.  ("Homeview",
together  with NMI,  NFI Holding and NFI each a  "Guarantor"  and  collectively, jointly and severally,  the  "Guarantors") and (iii) all other Program Documents
(as amended,  supplemented or otherwise  modified from time to time),  among the
Sellers, Buyer, Agent and the Guarantors, as applicable.  Capitalized terms used herein but not otherwise  defined herein shall have the meanings provided in the
Repurchase Agreement.

     Provided no Default or Event of Default  has  occurred  and is  continuing, upon  receipt  by the Buyer of payment in full of  $5,648,181.44  (the  "Payment
Amount") in immediately available funds and fulfillment of all other Obligations contained in the Program Documents owing with respect to the Purchased Assets by the Sellers and the Guarantors  (including  without  limitation any and all fees required to be paid by the Sellers  under any Program  Document),  (i) the Buyer hereby  releases  all of its  right,  title  and  interest  in, to and under the
Collateral and acknowledges that it does not have a security interest in, to and under, or any other lien or encumbrance on,

                                                                  EXECUTION COPY

such Collateral and (ii) the Buyer hereby authorizes the Sellers, as applicable, to file UCC-3 termination statements,  substantially in the form attached hereto as Exhibit A, to evidence  the release of any and all liens or  encumbrances  in favor of the Buyer with  respect to such  Collateral.  The Buyer and the Sellers acknowledge and agree that the Payment Amount is comprised of (i) the Repurchase
Price  owed to the  Buyer by the  Sellers  under  the  terms  of the  Repurchase
Agreement  in the  amount  of  $1,648,181.44  and  (ii) the  termination  fee in accordance  with the Repurchase  Agreement in the amount of  $4,000,000.00.  The
Buyer and the Sellers further acknowledge and agree that the Collateral released in  accordance  with  this  letter  agreement  shall,  simultaneously  with  the execution of this letter  agreement,  be purchased by the Buyer  pursuant to the terms of that certain Master  Repurchase  Agreement (2007  Non-Investment  Grade
Securities),  dated as of May 31, 2007 (as  amended,  supplemented  or otherwise modified,  the "Non-Investment  Grade Securities Repurchase  Agreement"),
among Buyer, Agent, NMI, NCFLLC,  NCFC, NFI and NFI Holding.  Both the Buyer and
the Sellers  acknowledge and agree that any failure,  arising from any action or omission  on the part of any  Seller,  to sell the  Collateral  to the  Buyer as contemplated  herein  shall  constitute  an Event of Default  (as defined in the
Non-Investment  Grade  Securities  Repurchase  Agreement) under the terms of the
Non-Investment  Grade Securities  Repurchase  Agreement.  Both the Buyer and the
Sellers further  acknowledge and agree that (i) this letter  agreement is deemed to be an amendment to the Non-Investment  Grade Securities  Repurchase Agreement
and any  related  Program  Document  (as  defined  in the  Non-Investment  Grade
Securities  Repurchase  Agreement) and (ii) in the event of any conflict between the terms of this letter  agreement and any Program  Document (as defined in the
Non-Investment Grade Securities Repurchase Agreement),  the terms of this letter agreement shall control.

     Upon the Buyer's receipt of the Payment Amount as set forth above,  (i) the
Buyer and the Sellers hereby agree that the Repurchase Agreement shall be deemed to be terminated,  together with all of the respective rights and obligations of the Buyer and the Sellers  thereunder,  except for any obligations  that survive termination pursuant to the terms of the Repurchase  Agreement,  in all respects as of the date hereof,  and (ii) the Buyer and the Guarantors  hereby agree that the  Guaranty  shall  be  deemed  to be  terminated,  together  with  all of the respective  rights and  obligations of the Buyer and the Guarantors  thereunder, except for any obligations that survive termination pursuant to the terms of the
Guaranty or the Repurchase Agreement, in all respects as of the date hereof.

     This letter agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     The Sellers shall promptly reimburse Buyer for all out-of-pocket  costs and expenses of Buyer in connection with the preparation,  execution and delivery of this letter agreement (including,  without limitation,  the fees and expenses of counsel for Buyer).

     This letter agreement shall be construed in accordance with and governed by the laws of the State of New York.

     This letter  agreement  may be  executed  by the parties  hereto in several counterparts,  each of which shall be deemed to be an original  and all of which shall  constitute  together  but one and

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the same  agreement.  The parties may  execute  facsimile  copies of this letter agreement and the facsimile (or electronic) signature of any such party shall be deemed an original and fully binding on said party.

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                                                                  EXECUTION COPY

                                          Very truly yours,

                                          WACHOVIA INVESTMENT HOLDINGS, LLC

                                          By:      /s/  Andrew W. Riebe
                                          --------------------------------------

                                          Name:    Andrew W. Riebe
                                                   Director

                                          WACHOVIA CAPITAL MARKETS, LLC

                                          By:      /s/  Goetz Rokahr
                                          --------------------------------------

                                          Name:    Goetz Rokahr
                                                   Vice President
Acknowledged and Agreed:

NOVASTAR MORTGAGE, INC.
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary

NOVASTAR CERTIFICATES FINANCING LLC
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary

NOVASTAR CERTIFICATES FINANCING CORPORATION
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary

NFI HOLDING CORPORATION
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary

NOVASTAR FINANCIAL, INC.
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary

HOMEVIEW LENDING, INC.
By:      /s/  Rodney E. Schwatken
    --------------------------------
Name:    Rodney E. Schwatken
         SVP, CFO & Secretary